UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. )

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BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 24, 2018

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

September 7, 2018

TO THE STOCKHOLDERS OF BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Brookfield DTLA Fund Office Trust Investor Inc., a Maryland corporation (the “Company”, “we”, “our” or “us”), will be held on October 24, 2018 at 11:00 a.m. (New York time) at 250 Vesey Street, New York, NY 10281, for holders of common stock, par value $0.01 per share (“Common Stock”), and holders of 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”), of the Company. Due to security precautions in the building where the meeting is being held, we advise that if you plan on attending the meeting you notify us two business days in advance at 1-855-212-8243 or bpy.enquiries@brookfield.com so that we may make arrangements for your timely admission.

At the Annual Meeting, holders of Common Stock will be entitled to vote as a single class for:

•	The election of five directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
•	The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and
•	The transaction of such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

At the Annual Meeting, holders of Series A Preferred Stock will not be entitled to vote on any matter.

Pursuant to our charter, holders of Series A Preferred Stock are entitled to elect two directors (“Preferred Directors”) until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears, as well as dividends for the then-current period. At a Special Meeting of holders of the Company’s Series A Preferred Stock held on November 10, 2017, which was adjourned until, and concluded on, December 11, 2017, Andrew Dakos and Phillip Goldstein were elected by the holders of Series A Preferred Stock to serve as directors on our board of directors (the “Board”). As holders of Series A Preferred Stock did not submit nominees for the Annual Meeting as provided in our Second Amended and Restated Bylaws of the Company, dated August 11, 2014 (the “Amended Bylaws”), Mr. Dakos and Mr. Goldstein will continue to serve on our Board as Preferred Directors until their successors are duly elected and qualified or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears, as well as dividends for the then-current period in accordance with Maryland law, our charter and the Amended Bylaws.

The Board has fixed the close of business on September 7, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof. Only holders of Common Stock of record on September 7, 2018 may vote at the Annual Meeting on the foregoing matters. A copy of the Annual Report of the Company is enclosed.

Brookfield DTLA Holdings LLC, a Delaware limited liability company, is the holder of all of the issued and outstanding shares of Common Stock. Please refer to the attached Information Statement, which forms a part of this Notice of Annual Meeting and is incorporated herein by reference, for further information with respect to the business to be transacted at the Annual Meeting.

By Order of the Board,

Michelle L. Campbell, Secretary

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.

250 VESEY STREET, 15TH FLOOR

NEW YORK, NY 10281

____________________

INFORMATION STATEMENT

____________________

INFORMATION CONCERNING VOTING AT THE ANNUAL MEETING

General Information

This information statement (this “Information Statement”) is being furnished by Brookfield DTLA Fund Office Trust Investor Inc., a Maryland corporation (the “Company”, “we”, “our” or “us”), in connection with the Annual Meeting (the “Annual Meeting”) of stockholders of the Company being held on October 24, 2018 at 11:00 a.m. (New York time) at 250 Vesey Street, New York, NY 10281, for holders of common stock, par value $0.01 per share (“Common Stock”) and holders of 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”) of the Company, and at any continuation, postponement or adjournment of the Annual Meeting. Due to security precautions in the building where the meeting is being held, we advise that if you plan on attending the meeting you notify us two business days in advance at 1-855-212-8243 or bpy.enquiries@brookfield.com so that we may make arrangements for your timely admission. We are first mailing this Information Statement on or about September 28, 2018 to stockholders of record as of the record date.

THE BOARD OF DIRECTORS (THE “BOARD”) OF THE COMPANY IS NOT ASKING FOR A PROXY.

YOU ARE REQUESTED NOT TO SEND US A PROXY.

Who Can Vote

Common Stock

As of the close of business on September 7, 2018, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, Brookfield DTLA Holdings LLC, a Delaware limited liability company (“DTLA Holdings”, and together with its affiliates excluding the Company and its subsidiaries, the “Manager”), was the holder of all of the issued and outstanding shares of Common Stock. DTLA Holdings is an indirect partially-owned subsidiary of Brookfield Property Partners L.P., which in turn is the flagship listed real estate company of Brookfield Asset Management Inc. (“Brookfield Asset Management” or “BAM”). DTLA Holdings is entitled to vote on the election of five directors and on each other matter properly presented at the Annual Meeting.

Series A Preferred Stock

Holders of Series A Preferred Stock will not be entitled to vote on any matter at the Annual Meeting.

Voting of Shares

DTLA Holdings, the holder of record of all of the issued and outstanding shares of Common Stock as of the close of business on September 7, 2018, is the only stockholder entitled to vote for each of the five directors to be elected at the Annual Meeting by the holders of Common Stock and each other matter to be voted upon at the Annual Meeting. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Information Statement.

Quorum; Counting of Votes

In order for there to be a vote on any matter at the Annual Meeting, there must be a quorum. In order to have a quorum for the transaction of business by the holders of Common Stock, DTLA Holdings, as the sole holder of Common Stock, must be present in person or by legal proxy. In determining whether there is a quorum, shares held by persons attending the Annual Meeting in person will be counted as present for purposes of determining a quorum. Abstentions are counted as present for determining the presence of a quorum. If we fail to obtain a quorum for the Common Stock, the chair of the Annual Meeting may adjourn the meeting to another place, date or time.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, a representative of the Company, who will separately tabulate affirmative and negative votes and abstentions. There will be no fee associated with these services.

Votes Required to Elect Directors and Adopt Other Proposals

In order to be elected as a director by the holders of Common Stock, a nominee must receive a plurality of all the votes cast by DTLA Holdings at the Annual Meeting. The affirmative vote of a majority of the votes cast by DTLA Holdings is required for the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

For purposes of calculating votes cast in the election of directors, votes withheld will not be counted as votes cast “for” or “against” a director and will have no effect on the election of directors. For purposes of calculating votes cast regarding the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, abstentions will not be counted as votes cast “for” or “against” the proposal and will not have an effect on the result of such proposal.

Costs

We will bear the entire cost of the Annual Meeting. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding this Information Statement and other material regarding the Annual Meeting to beneficial owners of our securities.

NO PERSON IS AUTHORIZED ON OUR BEHALF TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING, OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS INFORMATION STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS INFORMATION STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE COMPANY’S AFFAIRS SINCE THE DATE OF THIS INFORMATION STATEMENT.

The Company’s principal executive offices are located at 250 Vesey Street, 15th Floor, New York, NY 10281 and its telephone number is (212) 417-7000. References herein to the “Company” refer to Brookfield DTLA Fund Office Trust Investor Inc. and its subsidiaries, unless the context indicates otherwise.

The date of this Information Statement is September 7, 2018.

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ELECTION OF DIRECTORS

Under our charter and the Second Amended and Restated Bylaws of the Company, dated August 11, 2014 (the “Amended Bylaws”), other than with respect to the Preferred Directors (as described below under the heading “—Information Regarding Preferred Directors”), each member of the Board is elected by a vote of the Common Stock and serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. Vacancies among directors elected by the holders of Common Stock may be filled only by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the size of the Board) will serve until the next annual election of directors and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Information Regarding the Common Stock Directors

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means the five individuals nominated for election as directors by the holders of Common Stock who receive the largest number of votes properly cast by the holders of Common Stock will be elected as directors. Each share of Common Stock is entitled to one vote for each of the director nominees. Cumulative voting is not permitted. It is the intention of DTLA Holdings, the sole holder of all of the issued and outstanding shares of Common Stock, to vote for the election of the nominees named below. If any nominee should become unavailable for election prior to the Annual Meeting, an event which the Board does not currently anticipate, DTLA Holdings will vote for the election of a substitute nominee or nominees proposed by the Board.

G. Mark Brown, Michelle L. Campbell, Murray Goldfarb, Ian Parker and Robert L. Stelzl are our nominees for election to the Board by the holders of Common Stock. Each nominee has consented to be named in this Information Statement and to serve as a director if elected, and our management has no reason to believe that any nominee will be unable to serve. The information below relating to the nominees for election as directors by the holders of Common Stock has been furnished to us by the respective individuals. If elected at the Annual Meeting, Messrs. Brown, Goldfarb, Parker and Stelzl and Ms. Campbell, would each serve until the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) and until their respective successors are duly elected and qualified.

The following table sets forth information regarding the individuals who are the nominees for election as directors of the Company by DTLA Holdings as the sole holder of the Company’s Common Stock:

Name	Age	Position with the Company	Director Since
G. Mark Brown	53	Director (also Chairman of the Board and Principal Executive Officer)	2013
Michelle L. Campbell	47	Director (also Senior Vice President, Secretary)	2014
Murray Goldfarb	43	Director	2018
Ian Parker	54	Director (also Chief Operating Officer)	2017
Robert L. Stelzl	73	Director	2014

Certain members of the Board are employed by the Manager. The Manager manages the Company’s operations and activities, and it, together with the Board and officers, makes decisions on the Company’s behalf. Certain subsidiaries of the Company have entered into arrangements with the Manager, pursuant to which the Manager provides property management and various other services to the Company.

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G. Mark Brown has served on the Board since the Company was formed in April 2013 and has served as Chairman of the Board and the Company’s Principal Executive Officer since May 2017. Mr. Brown is a Managing Partner in Brookfield Asset Management’s real estate group. He has been employed by the Manager since 2000 in various senior executive roles, including Global Chief Investment Officer. The Board nominated Mr. Brown to serve as a director based, among other factors, on his knowledge of the Company and his experience in commercial real estate.

Michelle L. Campbell has served on the Board since August 2014 and has served as Senior Vice President and Secretary of the Company Since March 2016 and as Vice President and Secretary of the Company since it was formed in April 2013. Ms. Campbell is a Senior Vice President in Brookfield Asset Management’s real estate group. She has been employed by the Manager in various legal positions since 2007. The Board nominated Ms. Campbell to serve as a director based, among other factors, on her knowledge of the Company and her experience in legal matters and commercial real estate.

Murray Goldfarb has served on the Board since August 2018. Mr. Goldfarb is a Managing Partner in Brookfield Asset Management’s real estate group. He has been employed by the Manager since 2012, prior to which he was a partner at the law firm of Fried, Frank, Harris, Shriver & Jacobson LLP. The Board nominated Mr. Goldfarb to serve as a director based, among other factors, on his knowledge of the Company and its affiliates and his experience in legal matters and commercial real estate.

Ian Parker has served on the Board since May 2017. Mr. Parker is Chief Operating Officer of the Company, and is also Chief Operating Officer for Brookfield Properties in the Western US and Canada. He has been employed by the Manager in various senior operational roles since February 2005. The Board nominated Mr. Parker to serve as a director based, among other factors, on his knowledge of the Company’s affiliates and his experience in commercial real estate.

Robert L. Stelzl has served on the Board since January 2014. Mr. Stelzl is a private real estate investor and investment manager. In 2003, he retired from Colony Capital, LLC, a global real estate private equity investor, after 14 years as a principal and member of the Investment Committee. The Board nominated Mr. Stelzl to serve as a director based, among other factors, on his experience in commercial real estate.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF Messrs. Brown, GOLDFARB, PARKER AND Stelzl and MS. Campbell TO SERVE ON THE BOARD UNTIL THE 2019 ANNUAL MEETING AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Information Regarding the Preferred Directors

As holders of Series A Preferred Stock of the Company did not submit any proposals for the election of directors at the Annual Meeting, Andrew Dakos and Phillip Goldstein will continue to serve on our Board as Preferred Directors until their successors are duly elected and qualified or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears, as well as dividends for the then-current period in accordance with Maryland law, our charter and the Amended Bylaws.

Each of Messrs. Dakos and Goldstein, as incumbent directors, has consented to be named in this Information Statement and to continue to serve as a Preferred Director. The information below relating to the incumbent directors has been furnished to us by the respective individuals. The following table sets forth information regarding the incumbent Preferred Directors:

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Name	Age	Position	Director Since
Andrew Dakos	52	Director	2017
Phillip Goldstein	73	Director	2017

Andrew Dakos has served on the Board since December 2017, following his election at a Special Meeting of holders of the Company’s Series A Preferred Stock. Mr. Dakos is a Principal of Bulldog Investors, LLC (“Bulldog Investors”), an SEC-registered investment adviser to certain private funds, separately-managed accounts and Special Opportunities Fund, Inc., a NYSE-listed registered closed-end investment company (“Special Opportunities Fund”). Mr. Dakos co-manages Bulldog Investor’s investment strategy. Mr. Dakos also serves as President and Director of Special Opportunities Fund, Chairman and Director of Swiss Helvetia Fund, Inc., Trustee of Crossroads Liquidating Trust and Trustee of High Income Securities Fund.

Phillip Goldstein has served on the Board since December 2017, following his election at a Special Meeting of holders of the Company’s Series A Preferred Stock. Mr. Goldstein is a co-founder and Principal of Bulldog Investors. He is the lead investment strategist for Bulldog Investors. Mr. Goldstein also serves as Chairman of The Mexico Equity and Income Fund, Inc., Secretary and Chairman of Special Opportunities Fund, Director of MVC Capital, Inc., Director of Swiss Helvetia Fund, Inc., Trustee of Crossroads Liquidating Trust and Trustee of High Income Securities Fund.

Board Governance Documents

The Board maintains a charter for its Audit Committee, has adopted written policies regarding the Approval of Audit and Non-Audit Services Provided by the External Auditor and has adopted Corporate Governance Guidelines. The Board has also adopted the Code of Business Conduct and Ethics and Personal Trading Policy of Brookfield Asset Management, each applicable to the directors, officers and employees of BAM and its subsidiaries. The Company is an indirect subsidiary of BAM. The Audit Committee Charter, Corporate Governance Guidelines and Code of Business Conduct and Ethics are attached hereto as Annex A, B, and C, respectively, and are also available in print to any person who sends a written request to that effect to the attention of Michelle L. Campbell, Senior Vice President, Secretary, and Director, Brookfield DTLA Fund Office Trust Investor Inc., 250 Vesey Street, 15th Floor, New York, NY 10281.

Director Independence

Because the Series A Preferred Stock is the only publicly listed security of the Company, the Company is a special entity as defined by the NYSE rules on corporate governance (the “NYSE Rules”) and has chosen to rely on the NYSE Rules’ “special entity exemption” with respect to certain independence requirements. Of the Company’s seven directors, three are currently independent of management, DTLA Holdings and the Manager. The Board has adopted independence standards as part of its Corporate Governance Guidelines, which are also available in print to any person who sends a written request to that effect to the attention of our Secretary, as provided for above under the heading “–Board Governance Documents.”

The independence standards contained in our Corporate Governance Guidelines incorporate the categories of relationships between a director and a listed company that would make a director ineligible to be independent according to the standards issued by the NYSE.

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In accordance with NYSE Rules and our Corporate Governance Guidelines, on March 23, 2018, the Board affirmatively determined that each of the following directors is and was independent within the meaning of both our and the NYSE’s director independence standards, as then in effect:

Robert L. Stelzl

Andrew Dakos

Phillip Goldstein

The Board has also determined that each of Messrs. Dakos and Stelzl is independent within the meaning of both our and the NYSE’s director independence standards applicable to members of an Audit Committee. Additionally, Messrs. Dakos and Stelzl satisfy the enhanced independence standards set forth in Rule 10A-3(b)(1)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) applicable to special entities under NYSE rules.

Board Meetings

The Board held five meetings during the fiscal year ended December 31, 2017. Mr. Paul Schulman, who was a Director and President and Chairman of the Board through May 15, 2017, presided as Chairman at one of these meetings, and Mr. Brown, who was designated Chairman of the Board and Principal Executive Officer on May 15, 2017, presided as Chairman at the remainder of these meetings. The number of meetings for the Audit Committee is set forth below under the heading “–Board Committees – Audit Committee – Audit Committee Meetings.”

Directors are expected to make best efforts to attend all Board meetings, all meetings of the Audit Committee if they are a member of that committee, and the annual meeting. Four of the directors who were then serving on the Board attended our 2017 annual meeting. During the fiscal year ended December 31, 2017, five of our then-current directors attended 100% of the total number of meetings of the Board that they were eligible to attend. Each of Messrs. Tang and Stelzl were unable to participate in one Board meeting in 2017; however, they were briefed on the discussions that transpired after such meetings.

The Board has held three meetings during the 2018 calendar year through the date of this Information Statement. Mr. Brown presided as Chairman over all of these meetings. The number of meetings for the Audit Committee is set forth below under the heading “–Board Committees – Audit Committee – Audit Committee Meetings.” During the 2018 calendar year through the date of this Information Statement, six of our then-current directors attended 100% of the total number of meetings of the Board that they were eligible to attend. Mr. Parker was unable to participate in one Board meeting in 2018; however, he was briefed on the discussions that transpired after such meeting.

Board Leadership Structure and Risk Oversight

The Amended Bylaws give the Board flexibility to determine whether the roles of principal executive officer and Chairman of the Board should be held by the same person or two separate individuals. In connection with the listing of the Series A Preferred Stock on the NYSE, the Board determined that having one person serve as both principal executive officer and Chairman of the Board is in the best interest of the Company’s stockholders. We believe this structure makes the best use of the principal executive officer’s extensive knowledge of the Company and fosters real-time communication between management and the Board. Since May 2017, Mr. Brown has served as Chairman of the Board and Principal Executive Officer of the Company.

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The Board is actively involved in overseeing our risk management. Under our Corporate Governance Guidelines, the Board is responsible for assessing the major risks facing the Company and its business and approving and monitoring appropriate systems to manage those risks. Under its charter, the Audit Committee is responsible for reviewing and approving the Company’s policies with respect to risk assessment and management, particularly financial risk exposure, and discussing with management the steps taken to monitor and control risks.

Board Committees

As a special entity under the NYSE Rules, the Company’s Board maintains an Audit Committee, but is not required to establish or maintain a Nominating and Corporate Governance Committee or a Compensation Committee.

Audit Committee – General

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act and is responsible for monitoring the Company’s systems and procedures for financial reporting, risk management and internal controls, reviewing certain public disclosure documents and monitoring the performance and independence of the Company’s external auditors. The Audit Committee is also responsible for reviewing the Company’s annual audited financial statements, unaudited quarterly financial statements and management’s discussion and analysis of the financial condition and results of operations prior to their approval by the full Board. In addition, the Audit Committee is responsible for recommending to the Board the firm of independent registered public accountants to be nominated for appointment as the external auditors, for approving the assignment of any non-audit work to be performed by the external auditors and preparing the report that federal securities laws require to be included in our information statement each year (see page 13 for the Audit Committee Report relating to the financial statements for the most recent year ended). The Audit Committee meets regularly in separate private sessions with the Company’s external auditors, without management present, to discuss and review specific issues as appropriate. The Board has approved a charter of the Audit Committee, and the Audit Committee carries out its responsibilities in accordance with those terms. The charter is available in print to any person who requests it by writing to our Secretary, as provided for above under the heading “– Board Governance Documents.”

Mr. Stelzl is currently Chairman of the Audit Committee and Mr. Dakos is a member of the Audit Committee. Each of Messrs. Stelzl and Dakos is an independent director. Mr. Stelzl has served on the Audit Committee since his election to the Board on January 20, 2014 and he was appointed Chairman on March 27, 2014. Mr. Dakos has served on the Audit Committee since March 2018. The composition of the Audit Committee meets NYSE requirements for a special entity. As a special entity under the NYSE Rules, the Board is not required to determine whether any members of the Audit Committee qualify as an “audit committee financial expert” as defined by the U.S. Securities and Exchange Commission (the “SEC”). The independent members of our Audit Committee also satisfy the enhanced independence standards applicable to audit committees set forth in Rule 10A-3(b)(i) under the Exchange Act.

Audit Committee Meetings

During the fiscal year ended December 31, 2017, the Audit Committee met four times and all of the then-current directors serving on the Audit Committee attended 100% of the total number of meetings of the Audit Committee that they were eligible to attend during such fiscal year.

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During the calendar year 2018 through the date of this Information Statement, the Audit Committee met three times and all of the members of the Audit Committee attended 100% of the total number of meetings of the Audit Committee during such period.

Pre-approval Policies and Procedures of the Audit Committee

We have adopted written policies that provide that the Audit Committee is to pre-approve all audit services and permitted non-audit services to be performed for us by our independent registered public accounting firm in accordance with applicable law. During the fiscal year ended December 31, 2017, all audit and non-audit services provided to us by Deloitte & Touche LLP were pre-approved by the Audit Committee.

Qualifications of Director Nominees

The Board has not set forth minimum qualifications for Board nominees. However, under our Corporate Governance Guidelines, director nominees must have, among other criteria, an understanding of the Company’s principal operational and financial objectives, plans and strategies, financial position and performance as well as the performance of the Company relative to its principal competitors. The Board has not adopted any formal policy regarding an attempt to maintain a pre-determined mix of backgrounds of the Board nominees as such backgrounds relate to education, geography, race, gender, national origin or other factors not bearing on expertise. Rather, the Board looks to that level and type of experience, expertise and credentials of our nominees which we determine are necessary or desirable for the Board at the time.

Process for Considering Director Nominees

The Board has proposed a slate of nominees to the holders of Common Stock for re-election at the Annual Meeting at which directors are to be re-elected consisting of nominees who, in the exercise of the Board’s judgment, the Board has found to be well qualified and willing and available to serve. The basis for the Board’s recommendation of each of Messrs. Brown, Goldfarb, Parker, Stelzl and Ms. Campbell, is described above in the respective director’s biography.

At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Board may fill such vacancy with a director who, in the exercise of the Board’s judgment, the Board has found to be well qualified and willing and available to serve. However, if such vacancy relates to a director elected by the Series A Preferred Stock, according to the Articles Supplementary for the Series A Preferred Stock (the “Articles”), the vacancy may be filled by the remaining Preferred Director or, if none remains in office, by a vote of the holders of record of a majority of the outstanding Series A Preferred Stock. A special meeting of the holders of the Series A Preferred Stock shall be called upon written request of the holders of record of at least 10% of the outstanding shares of the Series A Preferred Stock. Such special meeting shall be held not less than ten and not more than 45 days after the date such written request is provided to the Company. In order to elect Preferred Directors at any annual or special meeting, a quorum, which is the holders of one-third of the Series A Preferred Stock, must be present in person or by proxy.

In addition, to the extent we are legally required by contract or otherwise to permit a third party to nominate one or more of the directors to be elected (for example, pursuant to rights contained in the Articles to elect directors upon non-payment of dividends), then the nomination or election of such directors shall be governed by such requirements. Any director nominations received from stockholders will be evaluated in the same manner that nominees suggested by our directors, management or other parties are evaluated.

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Manner by Which Stockholders May Nominate Director Candidates for Election at the Next Annual Meeting

The Board will consider Preferred Director candidates properly nominated for election at the 2019 Annual Meeting in accordance with the Amended Bylaws by holders of Series A Preferred Stock received at least 90 days before the first anniversary of this year’s date of mailing of this Information Statement, which will be June 30, 2019, but no more than 120 days prior to such date, which will be May 31, 2019. All nominations should be directed in writing to Michelle L. Campbell, Secretary, Brookfield DTLA Fund Office Trust Investor Inc., 250 Vesey Street, 15th Floor, New York, NY 10281. Each holder of Series A Preferred Stock nominating a person as a Preferred Director candidate should provide us with the information required by Section 2 of the Amended Bylaws so that the Board may determine, among other things, whether the nominated director candidate is independent from the stockholder, or each member of the stockholder group, that has nominated the director candidate. These requirements include the following:

•	If the nominating stockholder or any member of the nominating stockholder group is a natural person, whether the nominated Preferred Director candidate is the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group;

•	If the nominating stockholder or any member of the nominating stockholder group is an entity, whether the nominated Preferred Director candidate or any immediate family member of the nominated director candidate is or has been at any time during the current or preceding calendar year an employee of the nominating stockholder or any member of the nominating stockholder group;

•	Whether the nominated director candidate or any immediate family member of the nominated Preferred Director candidate has accepted, directly or indirectly, any consulting, advisory, or other compensatory fees from the nominating stockholder or any member of the group of nominating stockholders, or any of their respective affiliates, during the current or preceding calendar year;

•	Whether the nominated Preferred Director candidate is an executive officer or director (or person fulfilling similar functions) of the nominating stockholder or any member of the nominating stockholder group, or any of their respective affiliates; and

•	Whether the nominated Preferred Director candidate controls the nominating stockholder or any member of the nominating stockholder group.

The nominating stockholder may also be asked by the Board to provide supplemental information to enable the Board to determine whether the nominated Preferred Director candidate (i) is qualified to serve on the Audit Committee, (ii) meets the standards of an independent director, and (iii) satisfies the standards for our directors set forth above under the heading “– Qualifications of Director Nominees.” In addition, the nominating stockholder should include the consent of the nominated Preferred Director candidate in the information provided to us and the nominated Preferred Director candidate will need to make himself or herself reasonably available to be interviewed by the Board. The Board will consider all nominated Preferred Director candidates properly submitted to it in accordance with these procedures and the requirements of our charter and the Amended Bylaws. The Board will not consider any Preferred Director candidate if such candidate’s candidacy or, if elected, Board membership, would violate controlling federal or state law.

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Communications with the Board

Stockholders or other interested persons wishing to communicate with the Board may send correspondence directed to the Board, c/o Michelle L. Campbell, Senior Vice President, Secretary and Director, Brookfield DTLA Fund Office Trust Investor Inc., 250 Vesey Street, 15th Floor, New York, NY 10281. Ms. Campbell will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to our management. Ms. Campbell will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. Ms. Campbell will forward all such communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication, as appropriate. Correspondence intended for our non-management directors as a group should be delivered to the address above, “Attention: Non-Management Directors, c/o Michelle L. Campbell, Secretary.”

Compensation of Directors

The following table summarizes the compensation earned by each of our independent directors during the fiscal year ended December 31, 2017:

Name (1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Alan Carr(3)	118,206	-	-	-	-	118,206
Andrew Dakos(3)	-	-	-	-	-	-
Phillip Goldstein(3)	-	-	-	-	-	-
Craig Perry(3)	123,206	-	-	-	-	123,206
Robert L. Stelzl	126,467	-	-	-	-	126,467

(1)	Each non-independent member of the Board does not receive any additional compensation from the Company for his or her services as a director.
(2)	Amounts shown in Column (b) are those earned during the fiscal year ended December 31, 2017 for annual retainer fees and Audit Committee fees. Effective December 11, 2017, the compensation of the Company’s independent directors was adjusted to an annual retainer fee of $55,000 (from $125,000 previously) with an additional $10,000 for members of the Audit Committee (from $5,000 previously).
(3)	On December 11, 2017, Messrs. Carr and Perry departed the Board upon the election of Messrs. Dakos and Goldstein by holders of the Series A Preferred Stock.

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Our executive officers are employed and compensated by the Manager and, consequently, this Information Statement does not include executive compensation disclosure pursuant to Item 402 of Regulation S-K of the U.S. Securities Act of 1933 (“Item 402”), including the Compensation Discussion and Analysis section, the compensation tables and other narrative executive compensation disclosure required by Item 402. We do not believe we are required to hold a non-binding advisory stockholder “say-on-pay” vote on the compensation of our executive officers, as there is no relevant disclosure on which such a vote could be based.

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RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by DTLA Holdings as the sole holder of Common Stock at the Annual Meeting. Deloitte & Touche LLP has audited our financial statements since our inception in 2013.

Principal Accounting Fees and Services

The following table summarizes the fees for professional services rendered by Deloitte & Touche LLP:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Audit fees (1)	$731,000	$720,300
Audit-related fees	-	-
Tax fees (2)	-	-
All other fees	-	-
	$731,000	$720,300

(1)	Audit fees consist of fees for professional services provided in connection with the audits of the Company’s annual consolidated and combined financial statements, audits of the Company’s subsidiaries required for statute or otherwise and the performance of interim reviews of the Company’s quarterly unaudited consolidated financial statements.
(2)	Tax fees for the year ended December 31, 2017 include fees for tax services provided by Deloitte Tax LLP including tax advisory services in connection with post-merger tax compliance services related to the acquisition of MPG Office Trust, Inc. in 2013.

Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm by holders of Common Stock is not required by the Amended Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to DTLA Holdings as the sole holder of Common Stock for ratification as a matter of corporate practice. Although it is expected that DTLA Holdings will ratify the selection, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s best interests.

Representatives of Deloitte & Touche LLP that are currently advising the Company for the fiscal year ended December 31, 2018 are expected to be present at the Annual Meeting. They will have the opportunity to make a statement and such representatives will be expected to be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast by the holders of Common Stock at the Annual Meeting is required for the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.

PRINCIPAL STOCKHOLDERS

As of September 7, 2018, DTLA Holdings owns 100% of the issued and outstanding shares of the Company’s Common Stock.

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Based on our review of all forms filed with the SEC by holders of Series A Preferred Stock with respect to ownership of shares of Series A Preferred Stock and other information, as of September 7, 2018, there is no person known to us to beneficially own more than 5% of our Series A Preferred Stock. Please note that under U.S. securities laws, the Series A Preferred Stock is generally not considered voting stock and, therefore, persons beneficially owning more than 5% of our Series A Preferred Stock have no obligation to notify us or the SEC of their beneficial ownership of such Series A Preferred Stock. Consequently, there may be holders of more than 5% of the Series A Preferred Stock that are not known to us.

SECURITY OWNERSHIP OF OUR DIRECTORS AND EXECUTIVE OFFICERS

None of our directors or executive officers owns any Common Stock.

EXECUTIVE OFFICERS OF THE REGISTRANT

Our current executive officers are as follows:

Name	Age	Position	Executive Officer Since
Bryan Smith	48	Chief Financial Officer	2018
G. Mark Brown	53	Director (also Chairman of the Board and Principal Executive Officer)	2017

Bryan Smith was appointed as Chief Financial Officer of the Company in August 2018. He has been employed by the Manager as Senior Vice President since March 2018. Prior to joining Brookfield, Mr. Smith was the CFO of US Real Estate at The Carlyle Group since June 2013. The Board appointed Mr. Smith as Chief Financial Officer based on, among other factors, his experience in finance and commercial real estate.

G. Mark Brown was appointed Principal Executive Officer and Chairman of the Board in May 2017. He has served on the Board since the Company was formed in April 2013. Mr. Brown is a Managing Partner in Brookfield Asset Management’s real estate group. He has been employed by the Manager since 2000, and has held various senior executive roles, including Global Chief Investment Officer. The Board appointed Mr. Brown as Principal Executive Officer and Chairman of the Board based, among other factors, on his knowledge of the Company and his experience in commercial real estate

Compensation Discussion and Analysis

We do not directly employ any of the persons responsible for managing our business. The Manager, through DTLA Holdings, manages our operations and activities, and it, together with the Board and officers, makes decisions on our behalf. Our executive officers are employed by the Manager and we do not directly or indirectly pay any compensation to them. The compensation of the executive officers is set by the Manager and we have no control over the determination of their compensation. Our executive officers participate in employee benefit plans and arrangements sponsored by the Manager. We have not established any employee benefit plans or entered into any employment agreements with any of our executive officers. In determining the total compensation paid to our executive officers, the Manager considers, among other things, its business, results of operations and financial condition taken as a whole.

COMPENSATION RISK ASSESSMENT

The Company believes that the compensation policies and practices of the Company, and of the Manager with respect to the executive officers of the Company, appropriately balance risk in connection with the achievement of annual and long-term goals and that they do not encourage unnecessary or excessive risk taking. The Company believes that the compensation policies and practices of the Company, and of the Manager with respect to the executive officers of the Company, are not reasonably likely to have a material adverse effect on its financial position or results of operations.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal control over financial reporting and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and its internal control over financial reporting and for reviewing the Company’s quarterly financial statements.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2017 with the Company’s management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with Deloitte & Touche LLP the overall scope of, and plans for, its audit. The Audit Committee regularly meets with Deloitte & Touche LLP, both with and without management present, to discuss the results of its audit, its evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by the Company’s management and by Deloitte & Touche LLP. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by PCAOB Ethics and Independence Rules 3526, Communication with Audit Committees Concerning Independence, and has discussed with Deloitte & Touche LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 27, 2018. This report is provided by the following independent directors, who comprise the Audit Committee:

Robert L. Stelzl, Chair

Andrew Dakos

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures

Under the Company’s Corporate Governance Guidelines, each director is required to inform the Board of any potential or actual conflicts, or what might appear to be a conflict of interest he or she may have with the Company. If a director has a personal interest in a matter before the Board or a committee, he or she must not participate in any vote on the matter except where the Board or the committee has expressly determined that it is appropriate for him or her to do so. Under BAM’s Code of Business Conduct and Ethics, officer and employee conflicts of interest are generally prohibited as a matter of Company policy.

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Management Agreements

Certain subsidiaries of the Company have entered into arrangements with the Manager, pursuant to which the Manager provides property management and various other services. Property management fees under the management agreements entered into in connection with these arrangements are calculated based on 3.0% of rents collected (as defined in the management agreements). In addition, the Company pays the Manager an asset management fee, which is calculated based on 0.75% of the capital contributed to DTLA Holdings. A summary of the costs incurred by the applicable subsidiaries of the Company under these arrangements for the fiscal year ended December 31, 2017 is as follows (in thousands):

For the Year Ended December 31, 2017
Property management fee expense	$8,136
Asset management fee expense	6,330
General, administrative and reimbursable expenses	2,613
Leasing and construction management fees	5,198

Insurance Agreement

Properties held by certain Company subsidiaries and affiliates are covered under insurance policies entered into by the Manager that provide, among other things, all risk property and business interruption with an aggregate limit of $2.5 billion per occurrence as well as an aggregate limit of $350.0 million of earthquake, flood and weather catastrophe insurance. In addition, the Company’s properties and certain properties held by its affiliates are covered by a group terrorism insurance policy secured by the Manager that provides aggregate coverage of $4.0 billion. Insurance premiums for these properties are paid by the Manager and the Company reimburses the Manager for the actual cost of such premiums. A summary of the costs incurred by the applicable Company subsidiaries under this arrangement for the fiscal year ended December 31, 2017 is as follows (in thousands):

For the Year Ended December 31, 2017
Insurance expense	$7,795

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and beneficial owners of more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership of such securities with the SEC. Such officers, directors and greater than 10% stockholders are also required to furnish us with copies of all Section 16(a) forms they file.

Based on our review of the copies of all Section 16(a) forms received by us and other information, we believe that with regard to the fiscal year ended December 31, 2017, all of our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements.

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Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the Company’s next Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2018 notice of Annual Meeting, your proposal must be received by the Company no later than 90 days before the first anniversary of the prior year’s date of mailing of the notice of the preceding year’s annual meeting, but no more than 120 days prior to such date, and must otherwise comply with Rule 14a-8 under the Exchange Act. While the Board will consider stockholder proposals, we reserve the right to omit from any proxy statement or any annual or special meeting, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act. The Series A Preferred Stock is the only publicly listed security of the Company and, under our charter and the Amended Bylaws, holders of Series A Preferred Stock generally have no voting rights other than with respect to the election of Preferred Directors. Therefore, stockholders other than DTLA Holdings generally may not vote on proposals at the Company’s annual meetings or special meetings, other than the election of Preferred Directors.

Under the Articles, at any time when holders of Series A Preferred Stock have the right to elect Preferred Directors, a proper officer of the Company may, upon written request of the holders of 10% or more of the outstanding shares of Series A Preferred Stock, call a special meeting of the holders of Series A Preferred Stock for the purpose of electing Preferred Directors. The Company must then mail to record holders of Series A Preferred Stock a notice of such special meeting to be held not less than ten and not more than forty-five days after the date such notice is given unless such notice was received within ninety days of the date of the upcoming annual meeting of the Company and which complies with the advance notice provisions in our Amended Bylaws, in which case the election of the Preferred Directors will take place at an annual meeting of the Company and the Company will not call for a special meeting. To be elected at an annual or special meeting, Preferred Directors must receive a plurality of all the votes cast by the Series A Preferred Stock holders at such meeting.

Additional Information

The Board does not intend to bring, and knows of no one intending to bring, any matter before the holders of the Common Stock at the Annual Meeting other than the matters described herein.

Householding of Information Statement Materials

SEC rules permit us to deliver a single copy of this Information Statement, our Annual Report or Notice of Annual Meeting, as applicable, to one address shared by two or more of our stockholders. This process, which is commonly referred to as “householding,” can result in cost savings for the Company. A single Notice of Annual Meeting and this Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders prior to the mailing date.

We agree to deliver promptly, upon request, a separate copy of this Information Statement or Annual Report, as applicable, to any stockholder at a shared address to which a single copy of those documents was delivered, at no cost to the stockholder. If you want to receive a paper or e-mail copy of these documents, you must send a written request to that effect to the attention of Michelle L. Campbell, Senior Vice President, Secretary, and Director, Brookfield DTLA Fund Office Trust Investor Inc., 250 Vesey Street, 15th Floor, New York, NY 10281.

Any stockholder who currently receives multiple copies of Information Statement materials at his, her or its address and would like to request householding of any communications should contact the Company using the contact information above.

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Available Information

We file our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements (if any), Information Statements and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC. The public may obtain information on the operation of the Office of Investor Education and Advocacy by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy details and other information regarding issuers that file electronically with the SEC at www.sec.gov. Stockholders may also obtain a copy of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements (if any), Information Statements and amendments to those reports by sending a written request to that effect to the attention of Michelle L. Campbell, Senior Vice President, Secretary, and Director, Brookfield DTLA Fund Office Trust Investor Inc., 250 Vesey Street, 15th Floor, New York, NY 10281.

If you have any questions regarding this Information Statement, please contact the Company at the address above or at (212) 417-7000.

By Order of the Board of Directors,

Michelle L. Campbell, Secretary
September 7, 2018

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Annex A

Audit Committee Charter

[See attached]

Brookfield DTLA Fund Office Trust Investor Inc.

AUDIT COMMITTEE CHARTER (“Charter”)

A committee of the board of directors (the “Board”) of Brookfield DTLA Fund Office Trust Investor Inc. (the “Corporation”) to be known as the Audit Committee (the “Committee”) shall have the following terms of reference:

Membership and Chair

Annually, the Board shall appoint from its number two or more directors (the “Members” and each a “Member”) to serve on the Committee for the upcoming year or until the Member ceases to be a director, resigns or is replaced, whichever occurs first.

The Members will be selected by the Board. Any Member may be removed from office or replaced at any time by the Board. All of the Members must be Independent. In addition, every Member must be Financially Literate, or agree to become Financially Literate within a reasonable period of time following appointment. Members may not serve on three or more other public company audit committees, except with the prior approval of the Chairman of the Board.

The Board shall appoint one Member as the Chair of the Committee. If the Chair is absent from a meeting, the Members shall select a Chair from those in attendance to act as Chair of the meeting.

Responsibilities

The Committee shall:

(a)	oversee the work of the external auditor of the Corporation engaged for the purpose of preparing or issuing an auditor’s report or providing other audit, review or attest services to the Corporation (the “auditor”);

(b)	require the auditor to report directly to the Committee;

(c)	review and evaluate the auditor’s independence, experience, qualifications and performance and determine whether the auditor should be appointed or re-appointed and recommend to the Board the auditor who should be nominated for appointment or re-appointment by the stockholders;

(d)	where appropriate, recommend to the Board that the stockholders terminate the auditor;

(e)	when a change of auditor is proposed, review all issues related to the change, including the information to be included in the notice of change of auditor required, and the orderly transition of such change;

(f)	review the terms of the auditor’s engagement and recommend to the Board the compensation of the auditor;

(g)	at least annually, obtain and review a report by the auditor describing:

•	the auditor’s internal quality-control procedures; and

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	1

•	any material issues raised by the most recent internal quality control review, or peer review, of the auditor, or review by any independent oversight body such as the Public Company Accounting Oversight Board (the “PCAOB”), or governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditor, and the steps taken to deal with any issues raised in any such review;

(h)	at least annually, confirm that the auditor has submitted a formal written statement describing all of its relationships with the Corporation; discuss with the auditor any disclosed relationships or services that may affect its objectivity and independence; obtain written confirmation from the auditor that it is independent within the meaning of the Rules of Ethics & Independence adopted by the PCAOB and is an independent public accountant within the meaning of applicable securities legislation, and confirm that it has complied with applicable laws respecting the rotation of certain members of the audit engagement team;

(i)	review and evaluate the lead partner of the auditor;

(j)	ensure the regular rotation of the audit engagement team members as required by law, and periodically consider whether there should be regular rotation of the auditor;

(k)	meet privately with the auditor as frequently as the Committee feels is appropriate to fulfill its responsibilities, which will not be less frequently than annually, to discuss any items of concern to the Committee or the auditor, including:

•	planning and staffing of the audit;

•	any material written communications between the auditor and management;

•	whether or not the auditor is satisfied with the quality and effectiveness of financial recording procedures and systems;

•	the extent to which the auditor is satisfied with the nature and scope of its examination;

•	whether or not the auditor has received the full co-operation of management of the Corporation;

•	the auditor’s opinion of the competence and performance of the Chief Financial Officer and other key financial personnel of the Corporation;

•	the items required to be communicated to the Committee in accordance with generally accepted auditing standards;

•	all critical accounting policies and practices to be used by the Corporation;

•	all alternative treatments of financial information within financial reporting standards that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditor;

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	2

•	any difficulties encountered in the course of the audit work, any restrictions imposed on the scope of activities or access to requested information, any significant disagreements with management and management’s response; and

•	any illegal act that may have occurred and the discovery of which is required to be disclosed to the Committee pursuant to applicable securities legislation.

(l)	annually review and approve the Policy Regarding the Approval of Audit and Non-Audit Services Provided by the Independent Auditor (the “Pre-approval Policy”) which sets forth the parameters by which the auditor can provide certain audit and non-audit services to the Corporation not prohibited by law and the process by which the Committee pre-approves such services. The Committee, or a member(s) of the Committee duly delegated, will review and approve all auditor requests to provide audit and non-audit services that are not pre-approved under the Pre-approval Policy, or are in excess of the aggregate fee threshold for the amount of services that can be provided by the auditor. At each quarterly meeting of the Committee, the Committee will ratify all audit and non-audit services provided by the auditor for the then-ended quarter;

(m)	resolve any disagreements between management and the auditor regarding financial reporting;

(n)	prior to disclosure to the public, review, and, where appropriate, recommend for approval by the Board, the following:

•	audited annual financial statements, in conjunction with the report of the auditor;

•	interim financial statements;

•	annual and interim management’s discussion and analysis of financial condition and results of operations;

•	reconciliations of the annual or interim financial statements; and

•	all other audited or unaudited financial information contained in public disclosure documents (including without limitation, any prospectus, or other offering or public disclosure documents and financial statements required by regulatory authorities);

(o)	review the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements;

(p)	review disclosures made to the Committee by the Principal Executive Officer and Chief Financial Officer during their certification process for applicable securities law filings about any significant deficiencies and material weaknesses in the design or operation of the Corporation’s internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information, and any fraud involving management or other employees;

(q)	review the effectiveness of management’s policies and practices concerning financial reporting, any proposed changes in major accounting policies, the appointment and replacement of management responsible for financial reporting;

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	3

(r)	review the adequacy of the internal controls that have been adopted by the Corporation to safeguard assets from loss and unauthorized use and to verify the accuracy of the financial records and any special audit steps adopted in light of significant deficiencies and material weaknesses in internal control over financial reporting;

(s)	review the controls and procedures that have been adopted to confirm that material information about the Corporation and its subsidiaries that is required to be disclosed under the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) or the New York Stock Exchange (the “NYSE”) rules is disclosed and to review the public disclosure of financial information extracted or derived from the issuer’s financial statements and periodically assess the adequacy of these procedures;

(t)	establish and periodically review the procedures for the receipt, follow-up, retention and treatment of complaints received by the Corporation about accounting, internal controls, disclosure controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

(u)	review and approve periodically, the Corporation’s policies with respect to risk assessment and management, particularly financial risk exposure, including the steps taken to monitor and control risks;

(v)	review periodically, the status of taxation matters of the Corporation;

(w)	review and approve the Corporation’s policies for hiring partners and employees and former partners and employees of the auditor and any former auditors of the Corporation;

(x)	review, with legal counsel where required, such litigation, claims, tax assessments, transactions, inquiries from regulators and material inquiries from governmental agencies or other contingencies which may have a material impact on financial results or which may otherwise adversely affect the financial well-being of the Corporation; and

(y)	consider other matters of a financial nature as directed by the Board.

Limitation of Audit Committee Role

The Committee’s function is one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements and for developing and maintaining systems of internal accounting and financial controls, while the independent auditor will assist the Committee and the Board in fulfilling their responsibilities for their review of the financial statements and internal controls and will be responsible for its independent audit of the financial statements. The Committee expects the auditors to call to their attention any accounting, auditing, internal accounting control, regulatory or other related matters that they believe warrant consideration or action. The Committee recognizes that the financial management and the independent audit teams have more knowledge and information about the Corporation than do Committee members. Accordingly, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Corporation’s financial statements or internal controls or any professional certification as to the auditor’s work.

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	4

Reporting

The Committee will regularly report to the Board on:

•	the auditor’s independence;

•	the performance of the auditor and the Committee’s recommendations regarding its reappointment or termination;

•	the adequacy of the Corporation’s internal controls and disclosure controls;

•	its recommendations regarding the annual and interim financial statements of the Corporation and any reconciliation of the Corporation’s financial statements, including any issues with respect to the quality or integrity of the financial statements;

•	its review of any other public disclosure document including the annual report and the annual and interim management’s discussion and analysis of financial condition and results of operations;

•	the Corporation’s compliance with legal and regulatory requirements, particularly those related to financial reporting; and

•	all other significant matters it has addressed and with respect to such other matters that are within its responsibilities.

Review

The Committee will review this Charter at least annually and from time to time submit any proposed amendments it deems necessary and appropriate to the Board for approval.

Assessment

At least annually, the Board will review the effectiveness of this Committee in fulfilling its responsibilities and duties as set out in this Charter and in a manner consistent with the corporate governance guidelines adopted by the Board.

Access To Advisors And Senior Management

In furtherance of its responsibilities to the Corporation, the Committee may retain any advisor at the expense of the Corporation, without the Board’s approval, at any time and has the authority to determine any such advisor’s fees and other retention terms.

The Corporation will provide for appropriate funding, for payment of compensation to any auditor engaged to prepare or issue an audit report or perform other audit, review or attest services and any other advisor to the Committee, and for ordinary administrative expenses of the Committee.

Members will meet privately with senior management as frequently as they feel is appropriate to fulfill the Committee’s responsibilities, but not less than annually.

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	5

Meetings

Meetings of the Committee may be called by any Member, the Chairman of the Board, the Principal Executive Officer or Chief Financial Officer of the Corporation or the auditor. Meetings will be held quarterly and at such additional times as is necessary for the Committee to fulfill its responsibilities. The Committee shall appoint a secretary to be the secretary of each meeting of the Committee and to maintain minutes of the meeting and deliberations of the Committee. The Committee may also take action from time to time by unanimous written consent.

The powers of the Committee shall be exercisable at a meeting at which a quorum is present. A quorum shall be not less than a majority of the Members at the relevant time. Matters decided by the Committee shall be decided by majority vote. Subject to the foregoing, the Maryland General Corporation Law and the by-laws, and unless otherwise determined by the Board, the Committee shall have the power to regulate its procedure.

Notice of each meeting shall be given to the auditor, each Member, and to the Chairman of the Board and the Principal Executive Officer of the Corporation. Notice of meeting may be given orally, in person or by telephone, by letter, by electronic mail or other reasonable means not less than 24 hours before the time fixed for the meeting. Members may waive notice of any meeting and attendance at a meeting is deemed waiver of notice. The notice need not state the purpose or purposes for which the meeting is being held.

The Committee may invite from time to time such persons as it may see fit to attend its meetings and to take part in discussion and consideration of the affairs of the Committee. The Committee may require the auditors and/or members of management to attend any or all meetings.

Definitions

Capitalized terms used in this Charter and not otherwise defined have the meaning attributed to them below:

“Independent” means independent in accordance with the applicable rules and guidelines of the NYSE and the SEC as well as the Corporation’s Corporate Governance Guidelines.

“Financially Literate” means the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements.

Amended and Affirmed by the Board of Directors on May 8, 2018.

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	6

Annex B

Corporate Governance Guidelines

[See attached]

Brookfield DTLA Fund Office Trust Investor Inc.

CORPORATE GOVERNANCE GUIDELINES

1.	INTRODUCTION

With respect to Brookfield DTLA Fund Office Trust Investor Inc. (“Brookfield DTLA” or the “Corporation”), corporate governance relates to the activities of its board of directors (the “Board”), the members of which are elected by and are accountable to the stockholders. It takes into account the role of management who are appointed by the Board, in consultation with Brookfield Office Properties Inc. (together with its affiliates excluding the Corporation and its subsidiaries, the “Manager”), and who are charged with the ongoing management of the corporation.

The Board is of the view that the corporate governance policies and practices of the Corporation, outlined below (the “Guidelines”), are comprehensive and consistent with requirements of the New York Stock Exchange (“NYSE”) and the applicable provisions under the U.S. Sarbanes-Oxley Act of 2002, applicable Securities and Exchange Commission (“SEC”) rules and regulations and the practices of U.S. public companies in similar circumstances to the Corporation.

The Board will review these Guidelines annually, or more often if warranted, and revise these Guidelines from time to time based on its assessment of the Corporation’s needs and legal and regulatory developments and changes in practices.

2.	ROLE AND FUNCTIONS OF THE BOARD

The role of the Board is to oversee the business and affairs of the Corporation which are conducted by its officers and employees under the direction of the Principal Executive Officer. In doing so, the Board acts at all times with a view to the best interests of Brookfield DTLA. The Board endeavors to ensure that stockholder value is enhanced on a sustainable basis and in a manner that recognizes the interests of other stakeholders in the Corporation including its employees, suppliers, customers, creditors and the communities in which it operates.

In fulfilling its responsibilities, the Board, both directly and through its audit committee, shall:

Strategic planning

(a)	oversee the strategic planning process including, on an annual basis, reviewing and approving the business plan for the Corporation and monitoring performance of the Corporation under the plan;

(b)	oversee the financial and business strategies and objectives included within the business plan;

Appoint and monitor senior management

(a)	together with the Manager, develop a position description for the Principal Executive Officer including the corporate objectives that the Principal Executive Officer is responsible for meeting;

(b)	together with the Manager, oversee the selection, evaluation and compensation of the Principal Executive Officer;

Brookfield DTLA Fund Office Trust Inc. Corporate Governance Guidelines	1

(c)	together with the Manager, oversee the selection, evaluation and compensation of other senior management;

(d)	together with the Manager, monitor succession planning of the Principal Executive Officer and other members of senior management;

(e)	to the extent feasible, satisfy itself as to the integrity of the Principal Executive Officer and other members of senior management;

Risk assessment and management

(a)	assess the major risks facing the Corporation and its businesses and review, approve, monitor and oversee the implementation of appropriate systems to manage those risks;

Public disclosure and financial reporting

(a)	oversee the Corporation’s public disclosure and financial reporting, review and monitor the Corporation’s management information systems and disclosure controls and procedures, its internal controls and procedures for financial reporting; and

(b)	oversee compliance with the code of business conduct and ethics adopted by the Corporation (the “Code”) to ensure that the Corporation maintains its integrity and accountability;

Corporate governance

(a)	ensure an appropriate system of corporate governance is in place so the Board and management can operate effectively, in the best interests of the Corporation;

(b)	confirm that processes are in place for the Corporation and its businesses to address and comply with applicable legal, regulatory, corporate, securities and other compliance matters;

(c)	oversee the creation of a culture of integrity throughout the organization;

Approval of certain matters

(a)	approve all material transactions for the Corporation; and

(b)	approve those matters which may not be delegated by the Board under applicable corporate law including, among others, the issuance of securities of the Corporation (except in the manner and on terms authorized by the Board), the declaration of dividends, the repurchase or redemption of shares of the Corporation and the adoption, repeal or amendment of the by-laws of the Corporation, or any other matter which the Board reserved to itself the right to approve notwithstanding the delegation to senior management of the authority to manage the business of the Corporation.

3.	QUALIFICATIONS OF DIRECTORS

Directors are expected to have the highest personal and professional ethics and values and be committed to advancing the best interests of the Corporation. They are also expected to possess skills and competencies in areas that are relevant to the Corporation’s activities and that enhance the ability of the Board to effectively oversee the business and affairs of the Corporation.

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Each director must have an understanding of the Corporation's principal operational and financial objectives, plans and strategies, financial position and performance as well as the performance of the Corporation relative to its principal competitors. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with or be incompatible with Board membership. Directors who experience a significant change in their personal circumstances, including a change in their principal occupation, such that they are unable to comply with the preceding sentence, are expected to advise, and submit a written resignation letter to, the Chair of the Board and, if determined appropriate, the Board shall accept such offer of resignation.

4.	COMPOSITION OF BOARD

Size of Board and selection process

The directors of the Corporation are generally elected each year by the stockholders at the annual meeting of stockholders. The Board proposes a slate of nominees to the stockholders for election. Any stockholder may propose a nominee for election to the Board either by means of a stockholder proposal in compliance with the requirements prescribed by the Maryland General Corporation Law (“MGCL”) and the SEC.

The Board also recommends the number of directors on the Board for approval to the stockholders. Presently, the Board believes that not less than seven directors is an appropriate size for the Board and its committees to operate effectively. Between annual meetings, the Board may appoint directors to serve until the next annual meeting, subject to the relevant provisions of the MGCL and the Corporation’s Articles of Incorporation.

Independence of directors and representation of stockholders interests

Brookfield DTLA Holdings LLC (“DTLA Holdings”) owns 100% of the outstanding shares of common stock, par value $0.01 per share, of the Corporation and controls 100% of the aggregate voting power of the Corporation’s capital stock, except that, holders of the Corporation’s 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), have certain voting rights, including the right to elect two directors to the Board under certain circumstances. Because the Series A Preferred Stock is the only publicly listed security of the Corporation, the Corporation is a special purpose entity as defined by the NYSE rules on corporate governance (the “NYSE Rules”) and has chosen to rely on the NYSE Rules’ “special purpose entity exemption” with respect to certain independence requirements. Three of the Corporation’s seven directors are independent of management and of DTLA Holdings. The Chair of the Board is not an Independent Director (as defined below). DTLA Holdings and/or management of the Corporation will have four representatives on the Board. The Board considers that its current size and composition is appropriate given the Corporation’s operations. The Board believes that a combination of Independent Directors, directors related to DTLA Holdings and/or drawn from management leads to a constructive exchange in board deliberations resulting in objective, well-balanced and informed discussion and decision making.

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The Board determines whether each director is an Independent Director. In making these determinations, the Board examines each individual director’s circumstances and his or her relationship to the Corporation and its affiliates and evaluates if he or she meets the definition of an Independent Director. In determining independence, the Board relies on the rules and guidelines of the NYSE and SEC. Generally, an “Independent Director” means a director who has been affirmatively determined by the Board to have no material relationship with the Corporation, either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with the Corporation. A material relationship is a relationship which could, in the Board’s determination, reasonably interfere with the exercise of a director’s independent judgment.

The Board will review the independence of all directors on an annual basis and will publish its determinations in the Corporation’s proxy statement for the Corporation’s annual meeting of stockholders and in accordance with other applicable laws. Directors have an ongoing obligation to inform the Board of any material changes in their circumstances or relationships that may affect the Board’s determination as to their independence.

Financial literacy

Each member of the Audit Committee shall be financially literate. The term “financially literate” means the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements.

Chair(s)

The Board will in each year elect a Chair from among its members. The Chair of the Board is principally responsible for overseeing the operation and affairs of the Board. The Board has established a position description for the Chair which is attached as an appendix to these Guidelines. The Board may also appoint a Co- Chair or Vice- Chair where it believes this would enhance the operations of the Board. In this case, the Co- Chair or Vice- Chair will share the responsibilities of the Chair.

Election of directors

Every stockholder of the Corporation entitled to vote at an election of directors has the right to cast a number of votes equal to the number of votes attached to the shares held by him or her.

Term

Subject to Maryland law and the Corporation’s charter and by-laws, directors are elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Board succession

The Chair is responsible for maintaining a Board succession plan that is responsive to the Corporation’s needs and the interests of its stockholders.

5.	MEETINGS

The Board has meetings at least once in each quarter, with additional meetings held when required. The Independent Directors have the opportunity to have meetings with only Independent Directors present prior to or following all regular Board meetings.

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Additional meetings may be called by the Chair, the Principal Executive Officer or any two directors on proper notice.

The Chair is primarily responsible for the agenda. Prior to each Board meeting, the Chair discusses agenda items for the meeting with the Principal Executive Officer, other members of senior management and other members of the Board. Any director may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.

The Audit Committee generally has meetings quarterly, with additional meetings held when required. Meeting frequency and agendas for standing committees may change from time to time, however, depending on opportunities or risks faced by the Corporation. The Chair of the Board, the Principal Executive Officer and any member of a committee may call a committee meeting, request that an item be included on the committee’s agenda or raise subjects that are not on the agenda for that meeting. Audit Committee meetings can also be called by the Chief Financial Officer or the Corporation’s auditor.

Notice of the place, day and time of each Board or committee meeting must be served on each director at least 24 hours prior to the meeting. Directors or committee members may waive notice of any meeting and attendance at a meeting is deemed to be waiver of notice. The notice need not state the purpose or purposes for which the meeting is being held.

Procedures for Board meetings

Procedures for Board meetings are determined by the Chair unless otherwise determined by the by-laws of the Corporation or a resolution of the Board.

Procedures for committee meetings are determined by the committee chair unless otherwise determined by the by-laws of the Corporation or a resolution of the committee or the Board.

A quorum for any Board meeting is not less than a majority of directors.

The Chair may vote as a director at any meeting, but does not have a second or casting vote in the case of an equality of votes.

The Secretary of the Corporation keeps minutes of the meeting of the Board and circulates copies of the minutes to each Board member on a timely basis. For each committee meeting, each committee shall designate a secretary to keep minutes of the meeting and circulate copies of the minutes to each committee member on a timely basis.

6.	DIRECTORS’ RESPONSIBILITIES

Director orientation and continuing education

The Chief Financial Officer and the Secretary of the Corporation are responsible for providing orientation and continuing education programs for new directors regarding the role of the Board of Directors, its committees and its directors.

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Attendance and participation

Each director is expected to attend all meetings of the Board and any committee of which he or she is a member. A director who is unable to attend a meeting in person may participate by telephone or teleconference. The Board may also take action from time to time by unanimous written consent.

In advance of each Board and committee meeting, members will receive the proposed agenda and other materials important to the directors' understanding of the matters considered. Directors are expected to spend the time needed to review the materials in advance of such meetings and to actively participate in such meetings.

Service on other boards and audit committees

The Board does not believe that its members should be prohibited from serving on the boards of other public companies so long as these commitments do not materially interfere and are compatible with their ability to fulfill their duties as a member of the Board. Directors must advise the Chair in advance of accepting an invitation to serve on the board of another public company and, as a general rule, directors are not allowed to join a board of another public company on which two or more other directors of the Corporation serve.

Members of the Audit Committee may not serve on the audit committees of more than three other public companies without the prior approval of the Chair of the Board.

Access to independent advisors

In furtherance of its responsibilities to the Corporation, the Board or any committee may at any time retain financial, legal or other advisors at the expense of the Corporation and may determine the advisors’ fees and other retention terms. In furtherance of his or her responsibilities to the Corporation, any director may, subject to the approval of the Chair, retain an advisor at the expense of the Corporation.

7.	COMMITTEES OF THE BOARD

General

Brookfield DTLA believes that Board committees assist in the effective functioning of the Board and that the appropriate composition of Board committees should enable the views of Independent Directors to be effectively represented.

The Board has one standing committee, the Audit Committee. The Audit Committee is comprised solely of Independent Directors. Special committees may be formed from time to time as required to review particular matters or transactions.

The following is a brief description of the mandate of the Audit Committee:

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Audit Committee

The Audit Committee is responsible for monitoring the Corporation's systems and procedures for financial reporting and internal control, reviewing certain public disclosure documents and monitoring the performance and independence of the Corporation's auditors. The committee is also responsible for reviewing the Corporation's annual audited financial statements, unaudited quarterly financial statements and management's discussion and analysis and review of related operations prior to their approval by the full Board. In addition, the Audit Committee is responsible for recommending to the Board the firm of public accountants to be nominated for appointment as the external auditor and for approving the assignment of any non-audit work to be performed by the external auditors.

Committee Chairs

The Audit Committee is chaired by an Independent Director who is selected by the Board and responsible for determining the agenda and the frequency and conduct of committee meetings in accordance with these Guidelines.

Committee charters

The Audit Committee has its own charter that sets out its responsibilities and duties, qualifications for membership, procedures for committee member removal and appointment and reporting to the Board.

8.	EVALUATION OF BOARD, DIRECTORS AND COMMITTEES

The Chair will ensure that an appropriate system is in place to evaluate and perform an annual evaluation of the effectiveness of the Board as a whole, as well as the committees of the Board, to ensure they are fulfilling their respective responsibilities and duties as set out in these Guidelines and in their respective committee charters.

9.	MANAGEMENT

Management Arrangements

Brookfield DTLA is a subsidiary of DTLA Holdings, a fund formed by the Manager and certain institutional partners in order to hold and manage assets largely consisting of office properties in downtown Los Angeles, California.

The senior management of Brookfield DTLA are employees of the Manager but the selection and evaluation of Brookfield DTLA’s senior management is done by the Board in consultation with the Manager. The senior management of Brookfield DTLA apportions their time between matters related to Brookfield DTLA and matters related to other parts of the Manager’s business as necessary. No cash compensation is paid by Brookfield DTLA directly to its senior management in their capacity as such. Senior management receives their compensation from the Manager.

It is the responsibility of the Board and the senior management of Brookfield DTLA to ensure Brookfield DTLA’s assets are being used in the best interests of Brookfield DTLA, including to create wealth for its stockholders. When performance of either the senior management of Brookfield DTLA or the Manager is found to be inadequate, the Board has the responsibility to bring about appropriate change.

The Board, in consultation with the Manager, has developed a position description of the Principal Executive Officer which is attached as an appendix to these Governance Guidelines. The Board, in consultation with the Manager, annually reviews the position description of the Principal Executive Officer and establishes objectives against which his or her performance is reviewed. Similar reviews and assessments are undertaken for other senior management personnel in consultation with the Manager and the Principal Executive Officer.

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Management’s relationship to the Board

The Manager, in its capacity as manager of DTLA Holdings, and senior management of Brookfield DTLA report to and are accountable to the Board. At its meetings, the Board has the opportunity to engage in private sessions without other senior management present.

Board access to management

Information provided by management to directors is critical to their effectiveness. In addition to the reports presented to the Board at its regular and special meetings, the Board is also kept informed on a timely basis by management of corporate developments and key decisions taken by management in pursuing the Corporation's business plan and the attainment of its objectives. The directors periodically assess the quality, completeness and timeliness of information provided by management to the Board. Directors also have the opportunity to meet with senior management and to participate in work sessions to obtain further insight into the operations of the Corporation.

Management succession

The Board in consultation with the Manager maintains a succession plan for the Principal Executive Officer and other members of senior management. The objective of the plan is to ensure the orderly succession of senior management, including providing for any required recruiting, training and development.

10.	COMMUNICATION AND DISCLOSURE POLICIES

The Corporation has adopted a Regulation FD Policy which summarizes its policies and practices regarding disclosure of material information to investors, analysts and the media. The purpose of this policy is to ensure that the Corporation's communications with the investment community are timely, consistent and in compliance with all applicable securities legislation.

The Corporation endeavors to keep its stockholders informed of its progress through a comprehensive annual report and quarterly interim reports. Directors and management are available to respond to stockholder questions. Stockholders who wish to contact the Chair or other Board members can do so directly or through the Investor Relations Department of the Corporation.

11.	DIRECTOR COMPENSATION

Directors who are employees of the Corporation do not receive any compensation for service as directors of the Corporation.

The Board annually reviews the compensation paid to Independent Directors, taking into account the complexity of the Corporation’s operations, the risks and responsibilities involved in being a director of the Corporation, the requirement to participate in scheduled and special Board meetings, expected participation on the Board’s standing committees and the compensation paid to directors of comparable companies.

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Directors are reimbursed by the Corporation for reasonable travel expenses and other out-of-pocket expenses incurred in connection with their duties as directors.

12.	CODE OF BUSINESS CONDUCT AND ETHICS

The Board encourages senior officers to create a culture of integrity throughout the organization. The Board expects all directors, officers and employees to conduct themselves in accordance with the highest ethical standards and to adhere to the Code of Brookfield Asset Management Inc. (“BAM”), applicable to all BAM subsidiaries, which formally sets out standards for behavior and practice. The Board monitors compliance with the Code, in part, through the whistle blowing procedures described therein which mandates that all directors, officers and employees report breaches of the Code and may do so anonymously using the Corporation’s third-party independent whistleblower hotline if they prefer. Any waiver of the Code will only be granted in very exceptional circumstances and in accordance with the procedures set out in the Code. Any waiver will be disclosed by the Corporation to the extent required by law, regulation or stock exchange requirement.

13.	PROHIBITION ON PERSONAL LOANS

The Corporation will not, either directly or indirectly, including through its subsidiaries, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or officer.

14.	INDEMNIFICATION AND INSURANCE

In accordance with the by-laws of the Corporation and applicable laws, present and former directors and officers are each indemnified by the Corporation.

In addition, the Corporation maintains directors and officers insurance. Under this insurance coverage, the Corporation and certain of its associated companies are reimbursed for indemnity payments made to directors or officers as required or permitted by law or under provisions of its by-laws as indemnity for losses, including legal costs, arising from acts, errors or omissions committed by directors and officers during the course of their duties as such. This insurance also provides coverage to individual directors and officers without any deductible if they are not indemnified by the Corporation. The insurance coverage for directors and officers has certain exclusions including, but not limited to, those acts determined to be deliberately fraudulent or dishonest or have resulted in personal profit or advantage.

15.	CONFLICTS OF INTEREST

Each director is required to inform the Board of any potential or actual conflicts, or what might appear to be a conflict of interest he or she may have with the Corporation. If a director has a personal interest in a matter before the Board or a committee, he or she must not participate in any vote on the matter except where the Board or the committee has expressly determined that it is appropriate for him or her to do so.

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CONTACT BOARD AND COMMITTEES

The Board welcomes input and comments from stockholders of the Corporation. You may contact one or more members of the Board or its committees by writing to the Corporation at:

Board of Directors of Brookfield DTLA Fund Office Trust Investor Inc.
c/o Brookfield Office Properties Inc.
Brookfield Place

250 Vesey Street, 15th Floor
New York, New York 10281-1021
U.S.A.

Amended and Affirmed by the Board of Directors on May 8, 2018

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APPENDIX

Position description of Chair

The Chair of the Board of the Corporation is principally responsible for overseeing the operations and affairs of the Board. In fulfilling his or her responsibilities, the Chair will:

(a)	provide leadership to foster the effectiveness of the Board;

(b)	ensure there is an effective relationship between the Board, senior management of the Corporation and the Manager, in its role as provider of management;

(c)	ensure that the appropriate committee structure is in place and make recommendations for appointments to such committees;

(d)	in consultation with the other members of the Board and the Principal Executive Officer, prepare the agenda for each meeting of the Board;

(e)	ensure that all directors receive the information required for the proper performance of their duties, including information relevant to each meeting of the Board;

(f)	chair Board meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual directors and confirming that clarity regarding decision-making is reached and accurately recorded;

(g)	ensure that an appropriate system is in place to evaluate the performance of the Board as a whole, the Board’s committees and individual directors, and make recommendations to the Board for changes when appropriate;

(h)	work with the Manager, the Principal Executive Officer and other members of senior management to monitor progress on strategic planning, policy implementation and succession planning; and

(i)	provide additional services requested by the Board.

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Position description of Principal Executive Officer

The Principal Executive Officer of the Corporation is responsible for providing the leadership of the Corporation and, subject to the direction provided by the Board, managing the business and affairs of the Corporation. In fulfilling his or her responsibilities, the Principal Executive Officer will:

(a)	develop and present to the Board for approval a business plan for the Corporation;

(b)	develop and present to the Board for approval key financial and other performance goals for the Corporation’s activities, and report regularly to the Board on the progress against these goals;

(c)	manage the operations of the Corporation in accordance with the business plan approved by the Board;

(d)	act as the primary spokesperson for the Corporation;

(e)	recommend to the Board the appointment or termination of senior management of the Corporation;

(f)	present to the Board for approval annually an assessment of the senior management of the Corporation together with a succession plan that provides for the orderly succession of senior management including the recruitment, training and development required;

(g)	together with the Corporation’s Chief Financial Officer, establish and maintain disclosure controls and procedures and internal controls and procedures for financial reporting appropriate to ensure the accuracy and integrity of the Corporation’s financial reporting and public disclosure; and

(h)	foster a corporate culture that promotes ethical practices and encourages individual integrity and social responsibility.

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Annex C

Code of Business Conduct and Ethics

[See attached]

CODE OF BUSINESS CONDUCT AND ETHICS

March 2018

1

SUMMARY OF THE CODE’S PRINCIPLES1

Protecting the Company’s Assets, Resources and Data

•	We often have sensitive confidential information about Brookfield, about other companies, about our clients and about our directors, officers and employees; preserving the integrity of this information is vital to our business and reputation and is necessary to meet our obligations under data protection laws.

Accuracy of Books and Records and Public Disclosures

•	We should take care that our books and records are accurate and that all of our business transactions are properly authorized.
•	As a public company, we have duties to our shareholders and must ensure that our communications and other disclosures to the market are true and accurate.

Duties to Stakeholders

•	In asset management, one’s reputation is everything and we should act responsibly in dealings with our securityholders, customers, clients, suppliers, other stakeholders and competitors.
•	We have obligations to our clients and must manage their capital as though it were our own.

Communications and Media

•	In this digital era in which we operate, be careful in your written communications made over company information systems, such as email, as this is a permanent record.
•	You must ensure that any of your online activities, including your use of online social media, are appropriate and reflect well on Brookfield.

Conflicts of Interest and Personal Behavior

•	Brookfield is a global brand and as a representative of the company your personal behavior must be consistent with our values.
•	As a steward of third party capital, be cognizant that we face a heightened risk that one’s personal interests may conflict with or appear to conflict with the interests of the company.

Positive Work Environment

•	We are committed to maintaining an environment that is safe and respectful; our shared success depends on it.
•	You are expected not only to refrain from engaging in workplace discrimination, violence and harassment, but also to identify and report these behaviors as they occur.

Compliance with Laws, Rules, Regulations and Policies

•	We operate in many jurisdictions and are subject to different laws, rules and regulations; you need to be aware of the laws that apply to your activities so that you can comply with them; ignorance of the law is no excuse.
•	The company has corporate policies that you must be familiar with, as they govern your trading activities, business practices and other conduct while at Brookfield.

1 These principles are for summary purposes only. For more detailed information on each of these items consult the Code attached.

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FREQUENTLY ASKED QUESTIONS

Why do we have a code?

The Code serves as a guide for how you should conduct yourself as a member of the Brookfield team. Preserving our corporate culture is vital to the organization and following the Code helps us do that.

Who must follow the code?

All directors, officers, employees and temporary workers of Brookfield Asset Management Inc., its wholly-owned subsidiaries, and certain publicly-traded controlled affiliates who have not adopted their own Code of Conduct with policies that are consistent with the provisions of this Code.

What are your responsibilities?

You have two responsibilities. First, you must follow every aspect of the Code and certify your commitment each year. Second, if you suspect someone may be violating the Code you have an obligation to report it. To make a report, follow the section of the Code: “Reports and Complaints”.

How will i know if there is a problem?

The Code attempts to deal with the most common issues that you may encounter, but it cannot address every question that may arise. When you’re not sure what to do, ask yourself the following questions:

•	Is it illegal?
•	Does it feel like the wrong thing to do?
•	Would you feel uncomfortable if others knew about it?
•	Will it have the potential to create a negative perception of you or the company?
•	Do you have a personal interest that has the potential to conflict with the company’s interest?

If you answer “yes” to any of these questions your proposed conduct may violate the Code and you should ask for help.

How should i ask for help?

If you have questions about the Code or about the best course of action to take in a particular situation, you should seek guidance from your supervisor or internal legal counsel.

What if i would like to make an anonymous report?

You may make an anonymous report by contacting the company’s reporting hotline, which is operated by an independent third party and is available 24 hours a day, 7 days a week. If you choose to make an anonymous report, your anonymity will be protected to the fullest extent possible. Keep in mind, however, that maintaining your anonymity may limit the company’s ability to investigate your concerns.

What are the consequences for violating the code?

Violations of the Code can vary in its consequences. If you’re an employee, it could result in a reprimand or other disciplinary action, including the termination of your employment at the company for cause. If you’re a director, a violation may necessitate your resignation. Certain violations of the Code also contravene applicable laws and therefore can have severe consequences outside of Brookfield. Depending on your actions, failing to comply with the Code could lead to civil or criminal prosecution, which could result in substantial fines, penalties and/or imprisonment.

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Code of Business Conduct and Ethics – March 2018	4

Introduction

This Code of Business Conduct and Ethics (“the Code”) applies to all directors, officers and employees and temporary workers2 (collectively, “you”) of Brookfield Asset Management Inc. and its wholly-owned subsidiaries, (“Brookfield Asset Management”) and certain publicly-traded controlled affiliates (Brookfield Business Partners LP, Brookfield Infrastructure Partners LP, Brookfield Property Partners LP and Brookfield Renewable Partners LP) (“Controlled Affiliates”, and collectively with Brookfield Asset Management, “we,” “us,” “our,” “Brookfield” or the “company”), unless such Controlled Affiliates have adopted their own Code of Conduct with policies that are consistent with the provisions of this Code3.

Protecting the Company’s Assets, Resources and Data

The company’s assets are to be used only for legitimate business purposes only.

The company’s assets are for business, not personal use. You have a responsibility to safeguard the company’s assets from loss, damage, theft, misuse and waste. If you become aware of loss, damage, theft, misuse or waste of our assets, or have questions about your proper use of them, you should speak with your supervisor. The company’s name (including its corporate letterhead and logo), facilities and relationships are valuable assets and must only be used for authorized company business.

If you use the company’s assets for personal benefit, or otherwise wasteful with the company’s assets, you may be in breach of your duty to the company. You have a responsibility not to abuse company resources for reimbursement. Any requests for reimbursement for authorized company expenses must be for legitimate business expenses. If you are unsure whether a certain expense is legitimate, you should speak with your supervisor or refer to the company’s Travel and Entertainment Expense Policy.

Confidential information must be protected at all times.

We must protect confidential information in our possession - both information about us and information about other companies and our clients from disclosure. Confidential information includes, but is not limited to, all confidential memos, notes, lists, records and other documents in your possession, in hard and soft copy. All of these are to be delivered to the company promptly after your employment ceases or at any time upon the company’s request, and your obligation to protect this information continues after you leave the company. You must protect hard and soft copies of confidential information that are removed from the office (e.g. to be worked with at home or at external meetings).

It is important to use discretion when discussing company business. This includes not discussing company business internally, except with those individuals at the company that have a “need to know” the information. Additionally, be careful not to discuss company business in public places such as elevators, restaurants, and public transportation, or when using your phone or email outside of the office. You should also be careful not to leave confidential information in unattended conference rooms or in public places where others can access it. While at Brookfield, if you become aware of confidential information about the company or another entity that you know or suspect has been inadvertently disclosed, seek guidance from internal legal counsel before using or acting upon this information.

2 For purposes of the Code, the definition of “employee” includes temporary workers, contractors on our premises, etc.

3 Where a Controlled Affiliate has adopted its own Code of Conduct with policies that are consistent with the provisions of this Code, the Controlled Affiliate’s directors, officers and employees may follow those policies, and the terms of this Code are not applicable.

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Personal data4 held by the company must be used in compliance with data protection laws.

The company collects personal data regarding individuals both inside and outside the organization. This is necessary to effectively and efficiently administer and manage the operation of our business. Personal data includes, among other things, sensitive personal, medical and financial information. We store and process personal data in a number of different ways in order to meet our legal, regulatory or other obligations as an organization, such as those obligations set forth under the General Data Protection Regulation. Personal data will only be held by the company for as long as it is necessary to satisfy a legitimate business purpose or to satisfy a legal or regulatory obligation to retain such personal data.

You must take all reasonable steps to ensure that personal data is accessed only by those individuals at the company that have a need to know this information to carry out their duties. In addition, if it is necessary to the conduct of business to disclose personal data to a third party (e.g., so that a third party may provide services to the company or acquire an asset or business of the company) then you must ensure that the third party is subject to a confidentiality obligation. In all other cases, you may only or disclose personal data pursuant to a legal or regulatory requirement.

In the ordinary course, the company transfers personal data between jurisdictions in which the company operates, including outside the European Economic Area. If you transfer personal data outside the EEA then you must ensure this personal data is protected in a manner that is consistent with how personal data is protected by the company within the EEA, and in any event in compliance with all applicable data protection laws.

For more information about our approach to compliance with data protection laws refer to the company’s Data Protection Policy.

Intellectual property belongs to the company.

During the course of your employment, you may be involved in the creation, development or invention of intellectual property such as concepts, methods, processes, inventions, confidential information and trade secrets, works of authorship, trademarks, service marks and designs. All such intellectual property and the rights therein, such as copyrights and patents, will be owned by the company and your moral rights to such intellectual property will be waived. You are responsible for cooperating with the company and providing all necessary assistance to ensure that all intellectual property and related rights become the exclusive property of the company.

The documents of the company must be preserved.

It is critical that you help preserve our business records, follow the guidelines set forth in any document retention policies and comply with related legal and regulatory requirements. If you are notified that your documents are relevant to an anticipated or pending litigation, investigation or audit, you must follow the guidance set forth in the notification you receive from legal counsel regarding retention of documents.

4 “Personal Data” means any data which relates to a living individual who can be identified from that data or from that data and other information which is in the possession of, or is likely to come into the possession of, the company (or its representatives or service providers). In addition to factual information, it includes any expression of opinion about an individual and any indication of the intentions of the company or any other person in respect of an individual.

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Accuracy of Books and Records and Public Disclosures

Ensure that the books and records of the company are complete and accurate and that all business transactions are properly authorized.

The books and records of the company must reflect all its transactions in order to permit the preparation of accurate financial statements. Employees must never conceal information from (i) an external auditor; (ii) internal auditor; or (iii) an audit committee of the company. In addition, it is unlawful for any person to fraudulently influence, coerce, manipulate or mislead an external auditor of the company.

The company’s contracts and agreements govern our business relationships. Because the laws governing contracts and agreements are numerous and complicated we have put in place policies and procedures to ensure that any contract entered into by the company has the appropriate level of approval. As a result, employees who enter into contracts or agreements on behalf of the company must have proper authorization to do so and, prior to their execution, these documents must be reviewed by legal counsel where required by policy or practice.

Ensure that the company provides full, true and plain public disclosure.

All employees who are responsible for the preparation of the company’s public disclosures, or who provide information as part of this process, must ensure that public disclosures of information are made honestly and accurately. Employees must be aware of and report any of the following: (a) fraud or deliberate errors in the preparation, maintenance, evaluation, review or audit of any financial statement or financial record; (b) deficiencies in, or noncompliance with, internal accounting controls (c) misrepresentations or false statements in any public disclosure document, such as annual and quarterly reports, prospectuses, information/proxy circulars and press releases; or (d) deviations from full, true and plain reporting of the company’s financial condition.

Additionally, each person who is in a financial reporting oversight role, and their immediate family members, are prohibited from obtaining any tax or other services from the external auditor, irrespective of whether the company or such person pays for the services.

Duties to Stakeholders

Deal fairly with the company’s stakeholders.

You must deal fairly with the company’s security holders, customers, clients, suppliers, other stakeholders and competitors. To preserve our reputation and relationship with stakeholders, do not engage in any illegal or unethical conduct when dealing with stakeholders or competitors.

Manage client capital as though it were your own.

As a global asset manager, the company has fiduciary responsibilities in managing the assets of its public and private clients. You must be careful to avoid even the appearance of impropriety when dealing with asset management clients or in performing any related activities. In this regard, you must avoid engaging in any activity that could result in an actual, potential or perceived conflict of interest, and avoid any action that may be perceived as a breach of trust. A “conflict of interest” for this purpose occurs when the company’s interest interferes, or even appears to interfere, with the interests of third party investors in their capacity as clients of the company.

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Communications and Media

Use the company’s various forms of communication properly and appropriately.

All business matters that involve electronic, written communication must be conducted by employees on the company’s email system or through other systems provided by the company (such as Lync). You must at all times use our e-mail, Internet, telephones and other forms of communication appropriately and professionally. While we appreciate the need for limited use of these tools for personal purposes, your use should not be excessive or detract from your work. Employees should not email business information to their personal email accounts or maintain a copy of business information on their personal computers or other non-work electronic devices. When using company-provided technologies such as computers, cell phones and voicemail, you should not expect that the information you send or receive is private. Your activity may be monitored to ensure these resources are used appropriately.

Be cautious in your use of social media.

The company’s social media policy is that, unless you are expressly authorized, you are strictly prohibited from commenting, or posting about, or otherwise discussing the company, its customers and clients, and its securities, investments and other business matters on all social media forums, including, but not limited to, social networks, chat rooms, wikis, virtual worlds and blogs (collectively, “social media”). For further details on the appropriate use of social media, you should refer to the company’s Enterprise Information Security Policy.

Do not speak on behalf of the company unless authorized to do so.

As a public company it is important to ensure our communications to the investing public are: (a) timely; (b) full, true and plain; and (c) consistent and broadly disseminated in accordance with all applicable legal and regulatory requirements. You may not make public statements on Brookfield Asset Management’s behalf unless you have been designated as a “Spokesperson” under its Disclosure Policy. Each Controlled Affiliate has its own policy regarding public disclosures, and if you are a director, officer or employee at one these entities (or are acting on their behalf) you should comply with such policy. If a shareholder, financial analyst, member of the media or other third-party contacts you to request information, even if the request is informal, do not respond to it unless you are authorized to do so. In this event, refer the request to your supervisor or forward the request to an individual at the company employed in investor relations or communications. For further information, you should refer to the Disclosure Policy of Brookfield Asset Management or a Controlled Affiliate, as applicable.

Conflicts of Interest and Personal Behavior

Exhibit personal behavior that reinforces a positive image of you and the company.

Your personal behavior, both inside and outside work, should reinforce a positive image of you, the company and its clients. It is essential to use good judgment in all your personal and business dealings. You should refrain from engaging in activities that could hurt the company’s reputation, or yours, and that could undermine the relationship of trust between you and the company. Employees who have acted inappropriately may be subject to disciplinary action up to and including termination for cause.

Remember your duties to Brookfield when participating in outside personal interests.

The company encourages directors and employees to be active participants in their community. While pursuing personal, political, not-for-profit activities or other like activities, be mindful that your participation in any outside interest must not prevent you from adequately discharging your duties to Brookfield. In addition, ensure that when you are involved in these activities you are not seen to be speaking or acting on behalf of the company without express authority.

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Avoid situations in which your personal interests conflict with the interests of the company or others as clients of the company.

A “conflict of interest” for this purpose occurs when a person’s private interest interferes, or even appears to interfere, with the interests of the company. You may have a conflict of interest if you are involved in any activity that prevents you from performing your duties to the company properly, or that may create a situation that could affect your ability to act objectively, effectively and in the best interests of the company. Accordingly, you must place the company’s interest in any business matter ahead of any personal interest. Remember that the company’s interest includes the company’s obligations to its clients.

The best way to judge whether you may have a conflict of interest is to ask yourself whether a well-informed person would reasonably conclude that your interest could in any way influence your decision or performance in carrying out a duty on behalf of the company. To avoid conflicts of interest, identify potential conflicts when they arise and contact internal legal counsel if you are unsure whether a conflict exists. Directors should consult with the Chair of their Board of Directors on conflicts matters. In addition, if you become aware of any conflict or potential conflict of another director, officer or employee, you should consult with internal legal counsel or the Chair of your Board of Directors, as appropriate.

Obtain permission before pursuing business activities outside the scope of your role with the company.

“Other Business Activities,” otherwise known as “OBAs” include any business activities outside the scope of one’s role with the company, including any activity as an employee, independent contractor, sole proprietor, officer, director, or partner of another business organization, regardless of whether compensation is involved. Employees must receive approval from the head of their business unit and the company’s internal legal counsel prior to accepting an OBA. In addition, employees who are designated as Investment Access Persons, Access Persons or Insiders as per Brookfield’s Personal Trading Policy must report their OBAs as part of completing an Annual Statement of Compliance. Directors of the company must advise the Chair of their Board of Directors prior to taking on any OBAs.

Prior approval is not required to serve on boards of charities or small, private family holding companies that have no relation to the company. For greater clarity, approval is not needed to serve on the board of a family holding company which is an extension of one’s personal business affairs; however, it is needed to serve on the board of a private operating business with significant operations. When in doubt as to whether you need to obtain permission, ask the company’s internal legal counsel.

Do not take corporate opportunities as your own personal opportunities.

You are prohibited from taking personal advantage of a business or investment opportunity that you become aware of through your work at Brookfield. You owe a duty to the company to advance its interests when the opportunity arises, and you must not compete with the company in any way.

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Positive Work Environment

Be committed to a safe and respectful work environment free from discrimination5, violence6 and harassment7.

Brookfield is committed to maintaining an environment that is safe and respectful where high value is placed on integrity, fairness and respect; our shared success depends on it. Accordingly, we do not tolerate workplace discrimination, violence or harassment. For more information on our commitment to a positive work environment, refer to the company’s Positive Work Environment Policy.

You have a duty to report discrimination, violence and harassment.

If you experience or become aware of what you believe to be discrimination, violence or harassment in the workplace, you are expected to report it in accordance with the “Reports and Complaints” section of the Code and/or in accordance with the Positive Work Environment Policy.

Complaints of workplace discrimination, violence or harassment will be taken seriously. If you are found to be discriminating against, acting or threatening to act violently towards, or harassing any individual at Brookfield, or if you knowingly condone the discrimination of, violence towards, or harassment of another individual at Brookfield, you will face corrective action up to and including termination. A culture of reporting when it comes to workplace discrimination, violence and harassment is essential for us as a company to maintain a safe and respectful workplace. While we reserve the right to take corrective action if you knowingly make a false accusation about an innocent party, you will not face retaliation for making a good faith report or assisting in the investigation of a complaint.

Be committed to ensuring the health and safety of fellow directors, officers and employees.

To ensure that our work environment continues to be a safe and healthy place for all of us you must:

a.	comply strictly with all occupational, health and safety laws and internal procedures;
b.	not engage in illegal or dangerous behavior, including any acts or threats of violence;
c.	not possess, distribute or be under the influence of drugs while on company premises or when conducting company business; and
d.	not possess or use weapons or firearms or any type of combustible material in the company’s facilities, or at company-sponsored functions.

If you or someone you know is in immediate danger of serious bodily harm, first call local law enforcement authorities and then report the incident in accordance with the “Reports and Complaints” section of the Code and/or in accordance with the Positive Work Environment Policy.

5 “Discrimination” means the differential treatment of an individual or group based on prescribed characteristics. Prescribed characteristics include age, color, race, religion, sex, gender, marital status, ancestry, sexual orientation, national origin, disability or any other characteristic protected by law. It does not matter whether the discrimination is intentional; it is the effect of the behavior that matters.

6“Violence” means an action (oral, written or physical) which causes, is intended to cause, could reasonably be interpreted as a threat to cause, or is capable of causing death or bodily injury to oneself or others, or property damage.

7 “Harassment” means conduct which is known or ought reasonably to be known to be unwelcome and includes conduct (e.g., comments and actions) which would be perceived by a reasonable person as being hostile, humiliating or abusive or cause him/her torment. Harassment covers a wide range of conduct and includes sexual harassment, bullying and psychological harassment. Harassment may occur in a variety of ways and may, in some circumstances, be unintentional, but regardless of intent, all harassment negatively affects individual work performance and our workplace as a whole.

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Compliance with Laws, Rules, Regulations and Policies

Know and comply with all laws, rules, regulations and policies applicable to your position.

Many of the company’s activities are governed by laws, rules, regulations and policies that are subject to change. If you have questions about the applicability or interpretation of certain laws, rules, regulations or policies relevant to your duties at Brookfield you should consult with the company’s internal legal counsel. In the event a local law, custom or practice conflicts with the Code you must adhere to whichever is most stringent. If you know of any of our practices that may be illegal, you have a duty to report it. Ignorance of the law is not, in general, a defense to breaking the law. We expect you to make every reasonable effort to become familiar with the laws, rules, regulations and policies affecting your activities and to comply with them. If you have any doubts as to the applicability or interpretation of any of the above, you should obtain advice from the company’s internal legal counsel.

Do not trade in the company’s securities and in any other publicly-traded securities if you possess material non-public information.

While at Brookfield, you may have access to or become aware of material non-public information, either about Brookfield Asset Management, a Controlled Affiliate or an unrelated publicly-traded entity. You must not use this information to gain a financial advantage for yourself or others, either by way of making a trade for yourself, “tipping” others on the information, or otherwise. Doing so is not only a violation of the Code that will result in immediate termination for cause but is also a serious violation of securities laws and will expose any individuals involved to potential civil and criminal prosecution.

Prohibitions on trading in Brookfield securities may apply when a Brookfield entity is in a quarterly blackout period relating to the release of its earnings, or when it is in a special blackout period. Information on blackout periods can be obtained via the company’s intranet.

If you have questions about securities laws or the company’s internal trading policies and procedures, contact the company’s internal legal counsel or refer to the Personal Trading Policy.

Depending on your role at the company, you may have to pre-clear trades or avoid trading altogether.

There are certain categories of employees under Brookfield’s Personal Trading Policy – Investment Access Persons, Access Persons and Insiders. Investment Access Persons are employees who are actively involved at Brookfield in the investments process or have regular and ongoing access to this process and/or input thereto. Access Persons are others at Brookfield who are involved in our investment advisory business. Both Investment Access Persons and Access Persons are designated by Brookfield’s compliance group. A third category includes all employees who are physically situated in a Brookfield corporate office with investment advisory activities, as designated by internal legal from time to time, who are not Investment Access Persons or Access Persons. These individuals are known as “Insiders.”

Insiders along with Access Persons must pre-clear their trades (and those of family members who live in the same dwelling) in both Brookfield and non-Brookfield securities (i.e. all tradeable securities). All non-employee directors must pre-clear trades in Brookfield securities only.

Investment Access Persons, and their family members who live in the same dwelling, are generally prohibited from making personal trades in all non-Brookfield securities. Such persons must delegate their trades in non-Brookfield securities to a blind trust or a third party financial advisor who has full discretion over investment decisions. As a general matter, these types of accounts over which you have no discretion should be managed by arm’s length third parties that are not your family members.

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For more information about trading preclearance and trading activities in third party discretionary accounts, refer to the company’s Personal Trading Policy.

Do not give or receive bribes, including “facilitation payments”.

We value our reputation for conducting business with honesty and integrity. It is vital for us to maintain this reputation as it generates confidence in our business by our stakeholders, which ultimately means it is good for business. We do not pay bribes in furtherance of our business, either directly or indirectly, and you are not permitted to pay bribes on our behalf or authorize others to pay bribes on our behalf. This commitment comes from the highest levels of management and you must meet this standard. Facilitation payments8 are also a form of bribe and are therefore not permitted. Refer to the company’s Anti-Bribery and Corruption Policy for further details.

Giving or receiving gifts/entertainment should be reasonable, and in certain cases prohibited.

Gifts and entertainment given to or received from persons who have a business relationship with the company are generally acceptable, if the gift or entertainment is modest in value, appropriate to the business relationship, and does not create an appearance of impropriety. No cash or cash equivalent payments should be given or received. In addition, gifts must not be given to or received from public officials. Employees who do not comply with these requirements may be required to reimburse the company for the value of any gifts or benefits they make or receive on behalf of the company. Refer to the company’s Anti-Bribery and Corruption Policy for further details.

There may be restrictions on your political donations to candidates and political parties.

To ensure that we do not breach the law regarding political donations in any country, all political donations, no matter how small, made on behalf of the company (directly or indirectly) must be approved in advance by the person(s) designated to approve such donations. Political donations made by individuals on their own behalf should comply with local laws and regulations. In the U.S., various federal, state, and municipal laws and regulations impose specific restrictions and rules with respect to political contributions, both those made on behalf of the company or made by individuals on their own behalf, which can carry significant penalties for the company for violations. The Brookfield U.S. Political Contributions Policy should be consulted and adhered to before making any political contributions in the U.S. on behalf of the company or by individuals on their own behalf.

We must prevent the use of our operations for money laundering or any activity that facilitates money laundering, the financing of terrorism, or other criminal activities.

The company is strongly committed to preventing the use of its operations for money laundering, the financing of terrorism, or other criminal activities, and will take appropriate actions to comply with applicable anti-money laundering laws. Jurisdictions may publish lists of individuals and organizations that the company is prohibited from accepting funds from or distributing funds to under applicable anti-money laundering laws. Employees are expected to use reasonable care to verify that counterparties are not owned or controlled by, or acting on behalf of, sanctioned governments, groups, individuals or others. This includes requiring counterparties to make anti-money laundering representations in documents with the company, which internal legal counsel can provide upon request. Each of the company’s business units is responsible for developing and implementing an anti-money laundering and economic sanctions compliance program, with a view to managing the risks of their business in this area.

8 Facilitation payments are small payments made to secure or speed up routine actions or otherwise induce public officials or other third parties to perform routine functions they are otherwise obligated to perform, such as issuing permits, approving immigration documents or releasing goods held in customs. This does not include legally required administrative fees or fees to fast-track services.

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You should consider your rights and obligations when providing information to governmental authorities.

Either during or following your employment or directorship at Brookfield you may be contacted by governmental authorities (e.g. law enforcement, securities regulators, etc.) who are seeking confidential information from you which you obtained through your association with Brookfield. Whether you are able to respond to these questions or not, we strongly recommend that, for your own protection, you do not speak with authorities without first seeking legal advice on your rights and obligations. In this situation, you may contact the company’s internal legal counsel who can help you retain counsel that can assist you.

Notwithstanding the foregoing, nothing in the Code prohibits or restricts you in any way from providing information to a government authority pursuant to applicable whistleblowing regulations.

You have internal reporting obligations in the event you are convicted of a felony or misdemeanor

We are only as good as our people, and therefore our reputation as a leading global alternative asset manager depends on the reputation of the individuals who serve the company as a director, officer or employee. Our screening process at Brookfield is rigorous and includes background checks so that we have the best information possible about our prospective directors, officers and employees. Once at Brookfield, we expect you to continue to adhere to these principles of openness, honesty and transparency. If at any time while you are associated with the company you are convicted of a felony or misdemeanor or are involved in any conduct that you think may be relevant to your reputation, you have an obligation to report this information to internal legal counsel or your supervisor so that it may be appropriately documented internally.

Reports and Complaints

You are strongly encouraged to make good faith reports and complaints.

Internal reporting is critical to the company’s success, and it is both expected and valued. You are required to be proactive and promptly report any suspected violations of the Code, or any illegal or unethical behavior that you become aware of. When making a report, please include specific details and back-up documentation where feasible in order to permit adequate investigation of the concern or conduct reported. Vague, nonspecific or unsupported allegations are inherently more difficult to pursue.

Employees should report violations of the Code to their supervisor, since their supervisor is generally in the best position to resolve the issue. Alternatively, you may contact the company’s internal legal counsel to report potential Code violations, or if you have any specific or general questions. Directors should promptly report violations to the Chair of their Board of Directors.

If you have questions about securities laws or the company’s whistleblowing policy, contact the company’s internal legal counsel or refer to the Whistleblowing Policy.

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In the event you do not want to report violations to your supervisor or internal legal counsel, you can always report a complaint through the company’s reporting hotline.

Our reporting hotline (the “Reporting Hotline”) is managed by an independent third party called the Network. The Reporting Hotline allows anyone to call anonymously (if they so choose) to report suspected unethical, illegal or unsafe behavior in English and other languages. The Reporting Hotline is available toll-free, 24 hours a day, 7 days a week. Refer to the “Contact Information” section of the Code for the Reporting Hotline phone numbers by jurisdiction.

Complaints will be kept confidential and will be dealt with appropriately.

The confidentiality of reported violations will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review and subject to applicable law. We would prefer that you identify yourself to facilitate our investigation of any report; however, you can make an anonymous report. The party receiving the complaint must record its receipt, document how the situation was dealt with and file a report with internal audit, which will be retained for the record. The Chief Internal Auditor will report all illegal and unethical conduct in violation of the Code to the appropriate Brookfield Board of Directors, or a committee thereof, and externally in accordance with applicable laws.

You will not experience retribution or retaliation for a complaint made in “good faith”.

No retribution or retaliation will be taken against any person who has filed a report based on the reasonable good faith belief that a violation of the Code has occurred or may in the future occur; however, making a report does not necessarily absolve you (if you are involved) or anyone else of the breach or suspected breach of the Code. The company reserves the right to discipline you if you provide false information or make an accusation you know to be untrue. This does not mean that the information that you provide has to be correct, but it does mean that you must reasonably believe that the information is truthful and demonstrates a possible violation of the Code. If you believe that you have been unfairly or unlawfully retaliated against, you may file a complaint with your supervisor or the company’s internal legal counsel, or by calling the Reporting Hotline.

Disciplinary Action for Code Violations

Please note that we reserve the right to take disciplinary action for Code violations that fits the nature and particular facts of the violation. This could include immediate termination for cause and, if warranted, legal proceedings may be brought against you.

Statement of Compliance

Upon joining Brookfield, each director, officer and employee will be provided with a copy of the Code and required to sign an acknowledgement. On an annual basis, each director, officer and employee will be required to re-certify compliance with the Code. Annual execution of a Statement of Compliance with the Code shall be a condition of your continued directorship or employment with the company.

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Waivers

A waiver of the Code will be granted only in very exceptional circumstances. A Code waiver for Brookfield Asset Management’s employees, other than Brookfield Asset Management’s senior managing partners (“SMPs”), must be approved by the CEO. A Code waiver for Brookfield Asset Management’s Board of Directors or SMPs must be approved by the Chair of the Board. A Code waiver for a director, officer or employee of a Controlled Affiliate may granted in accordance with the policies of the Controlled Affiliate, as consistent with the Code.

Amendments

Brookfield Asset Management’s Board of Directors reviews and approves the Code on at least an annual basis and is ultimately responsible for monitoring compliance with the Code.

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CONTACT INFORMATION

Reporting Hotline

North America - 800-665-0831 Australia - 1800-152-863 Brazil - 0800-891-3867 China – 400-880-1042 Colombia – 01800-011-0149 France - 0800-91-2964 Hong Kong – 800-960-631 Ireland – 1800-946-551

Japan – 012-099-3307

Mexico – 01800-436-0065

New Zealand – 0800-443-938

Singapore – 1800-622-7248

South Korea – 0809-080-895

Spain – 900-810-305

Switzerland – 0800-225-163

United Kingdom - 0808-234-2210

Two-Stage Dialing:

India – 000-117, then 800-795-2716

Peru – 0-800-70-088, 0-800-50-000 or 0-800-50-288, then 800-795-2716

United Arab Emirates - 8000-021, 8000-051 or 8000-061, then 800-795-2716

Collect Worldwide – 770-613-6339

Online – http://brookfield.tnwreports.com/

Internal Contacts – Brookfield Property Group

Internal Legal Counsel Michelle Campbell 250 Vesey Street, 15th Floor New York, New York 10281 Email: michelle.campbell@brookfield.com Telephone: (212) 417-7514	Chief Executive Officer Brian Kingston 250 Vesey Street, 15th Floor New York, New York 10281 Email: brian.kingston@brookfield.com Telephone: (212) 978-1646
Chief Internal Auditor Richard Maingot Brookfield Place, Suite 181 Bay Street, Suite 300 Toronto, Ontario M5J 2T3 Email: richard.maingot@brookfield.com Telephone: (416) 369-2741	Chairman Ric Clark 250 Vesey Street, 15th Floor New York, New York 10281 Email: ric.clark@brookfield.com Telephone: (212) 417-7063

Legal Notice

The company reserves the right to modify, suspend or revoke the Code and any related policies, procedures, and programs at any time. The company also reserves the right to interpret and amend the Code and these policies in its sole discretion. Any amendments to the Code will be disclosed and reported as required by applicable law.

The company employs unionized employees. If the Code conflicts with a collective bargaining agreement governing the wages and/or conditions of employment for unionized employees, the collective bargaining agreement will prevail; if a collective bargaining agreement is silent with respect to an area addressed in the Code, or if the Code supplements a collective bargaining agreement, unionized employees are expected to abide by the Code.

Neither the Code, nor any of the policies referred to herein, confer any rights, privileges or benefits on any employee, create an entitlement to continued employment at the company, establish conditions of employment for the employee, or create an express or implied contract of any kind between employees and the company. In addition, the Code does not modify the employment relationship between employees and the company.

The Code is posted on our website and intranet. The version of the Code on our website and intranet may be more current and supersedes any paper copies, should there be any discrepancy between paper copies and what is posted online.

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